                Annual Report

                                   SMALL-CAP
                                   VALUE FUND

                                   December 31, 1996


[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
 .  The bull market continued in the second half, with the broad market rising
   11.68% to post a full-year return of 22.96%.

 . Value stocks -- the fund's focus -- did well in the final quarter, while the energy, banking, and real estate sectors performed well throughout the second half.

 .  The fund's 12-month return of 24.61% exceeded the S&P 500, Russell 2000, and
   Nasdaq Composite indices; only the S&P 500 surpassed its six-month return of 10.86%.

 .  Since June, several positions were eliminated through mergers or takeovers;
   among large purchases, we added only one new name.

 . With market valuations at near-record levels, we believe investors should temper their expectations for '97 and invest with a long-term view.

FELLOW SHAREHOLDERS

The stock market continued its winning streak during the second half of 1996, once again posting double-digit returns. Small-cap stocks also rose, but at a slower pace. Demand for stocks was created by all-time high cash flows into mutual funds, by strong corporate takeover activity, and by continued corporate share buybacks. While the new issues market generated record activity and supply of shares, it was not enough to satisfy demand. As a result, all of the major stock indices repeatedly reached new highs throughout the year.

                  Unlike earlier in the year, technology stocks underperformed other sectors during the second half, while less volatile groups such as banks, real estate investment trusts, and process industries did relatively well. Energy stocks benefited from higher oil and gas prices. Value stocks did especially well in the final quarter, reflecting perhaps a more favorable view of the economy and its prospects for 1997.

                  For the second half, the Small-Cap Value Fund rose 10.86%, slightly behind the unmanaged S&P 500 but well ahead of the 5.56% return of the Russell 2000 Index. (The Russell 2000 is an unmanaged, widely quoted index that tracks the performance of 2000 smaller-capitalization stocks.) For the first time in over two years, small-cap value stocks outperformed small growth stocks, clearly aiding your fund's results relative to the Russell 2000. For the year, the fund outperformed all of its comparative indices, thanks to particularly good results from some of our larger holdings.

  PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
  Periods Ended 12/31/96             6 Months     12 Months
--------------------------------------------------------------------------------
  Small-Cap Value Fund                 10.86%       24.61%
 ................................................................................

  S&P 500                              11.68        22.96
 ................................................................................

  Russell 2000 Index                    5.56        16.49
 ................................................................................

  Nasdaq Composite *                    8.95        22.71
 ................................................................................

  *Principal only

       YEAR-END DISTRIBUTIONS

                  Your Board of Directors declared an income distribution of $0.23 per share, a short-term capital gain of $0.35 per share, and a long-term capital gain of $0.45 per share. All were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

       PORTFOLIO ACTIVITY

                  As shown in the Major Portfolio Changes table following this letter, only two of our 10 largest purchases during the second half were new to the portfolio. Of these two, we already owned Offshore Logistics common stock, but we added to our position by buying the company's convertible bonds. Synthetic Industries was a new issue of stock in a Georgia-based company that makes fiber backing and fabrics for a wide variety of consumer and industrial uses.

                  Several of our sales were involuntary, triggered by mergers or sales of the companies to others. Included in this category were AMTROL, Sudbury, EZ Communications, and Homeowners Group. We sold InaCom after making a 250% profit and reduced our position in Pacific Sunwear for a similar reason. Finally, we said good-bye to BJ Services, a stock we had owned since 1992 and on which the fund realized a profit of over 300%. As much as we like the company, its market capitalization today exceeds $2 billion and, as a result, it no longer qualifies as a small-cap stock.

       A DISCUSSION OF VALUE

                  Not only does your fund have "value" in its name, its managers follow a value-based style in investing its assets. But what is "value investing"? While the term appears frequently in investment circles, it generally has a different meaning for each investor. In fact, there is no commonly accepted definition of a value stock, just as there are no clear delineators for the categories of large-cap, mid-cap, and small-cap stocks.

                  Investor Warren Buffet discussed the problem of defining value as follows: "Whether appropriate or not, the term `value investing' is widely used. Typically, it connotes the purchase of stocks having attributes such as a low ratio of price to book value, a low price-earnings ratio, or a high dividend yield. Unfortunately, such characteristics, even if they appear in combination, are far from determinative as to whether an investor is indeed buying something for what it is worth and is therefore truly operating on the principle of obtaining value in his investments."/1/
We agree. It is easy today to employ computers to identify stocks with low price/book or price/earnings ratios. The problem is that many of these stocks deserve to be cheap:their underlying companies show no growth and earn below-average returns on capital, while managements exhibit little creativity in extricating the companies from their poor circumstances. Without a clear change, these stocks are likely to be just as cheap next year as they are today.

  THE TRICK IS TO IDENTIFY A CATALYST THAT WILL ENHANCE THE MARKET'S VIEW OF THOSE STOCKS.

In our view, the trick to making money in statistically inexpensive stocks is to identify a catalyst or series of events that will enhance the stock market's view of those stocks. The types of catalysts we often see are a) management change, b) corporate restructuring, c) industry consolidation, and d) increased investor attention.

Here are two examples of what we mean, taken from among the fund's 10 largest holdings. Poe & Brown, a Florida-based insurance broker, resulted from the merger of Poe and Associates, a public company, and Brown and Brown, a private insurance broker. Poe and Associates stock was statistically undervalued compared with other publicly traded insurance brokers, but it also had a modest record. After the merger, Mr. Hyatt Brown, CEO of the acquired company, became CEO of the combined public entity. Under his guidance, Poe & Brown has become one of the fastest-growing, most profitable companies in its industry. In this case, a management change was the catalyst that moved the company to a higher level of earnings growth and led the stock to above-average performance.

Analogic is a Massachusetts supplier of electronic systems for major medical equipment such as magnetic resonance imaging (MRI) machines. When the fund first invested, the stock traded at a price only slightly above its book value because the company's earnings had not increased for three years. We invested because we expected new products to reinvigorate the company's growth in sales and earnings, which, in turn, would lead to a higher stock price. Moreover, we expected that better results would gain the company increased Wall


/1/ Buffet, Warren E., "Chairman's Letter," 1992 Annual Report of Berkshire
                                            -------------------------------
    Hathaway, Inc.,(C) Warren E. Buffet, pp. 13, 14.
    -------------

                  Street sponsorship that would sooner or later bring added investor attention and a higher valuation. To date, the company has delivered three straight quarters of substantially higher profits, but Wall Street has yet to become interested. At this point, Analogic remains a good value, and our catalyst to unlock even higher prices is still intact.

                  OUTLOOK

                  In my last two shareholder reports, I sounded a cautionary note about the outlook for small-cap stocks. I felt that the extraordinarily good results seen in 1995 and early 1996 were unsustainable in light of the long-term returns for these stocks (12% annualized) and a rise in speculative activity. As it turned out, my caution proved at the least premature. Nonetheless, the overall market sells at near-record levels by almost all valuation measures. Prudence suggests that investors temper their expectations for 1997, avoid speculation, and invest with a long-term view. We have stepped up our selling in stocks that have moved rapidly higher and are reinvesting in conservative small-cap companies with sustainable business models and modest valuations.

                  Respectfully submitted,

                  /s/ Preston G. Athey

                  Preston G. Athey
                  President and Chairman of the Investment Advisory Committee

                  January 17, 1997

Sticking To Your Game Plan
--------------------------------------------------------------------------------
                   TIME REDUCES VOLATILITY OF MARKET RETURNS
--------------------------------------------------------------------------------
       (Annualized Returns for Best and Worst Period: Rolling Periods From 1950
                                   to 1996*)

                           [BAR GRAPH APPEARS HERE]

       *From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.

       Source: T. Rove Price Associates; data from Ibbotson Associates.

       Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.


In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------

  MAJOR PORTFOLIO CHANGES

  Listed in descending order of size

  6 Months Ended December 31, 1996

  Ten Largest Purchases                         Ten Largest Sales
  -----------------------------------------------------------------------------

  Analogic                                      AMTROL **
  .............................................................................
  Offshore Logistics Cvt. *                     Sudbury **
  .............................................................................
  Synthetic Industries *                        EZ Communications
  .............................................................................
  Material Sciences                             BJ Services **
  .............................................................................
  Community First Bankshares                    Highlands Gold
  .............................................................................
  Furon                                         ICO Cvt. **
  .............................................................................
  Sealright                                     Pacific Sunwear
  .............................................................................
  DH Technology                                 InaCom **
  .............................................................................
  Rival                                         Leasing Solutions
  .............................................................................
  Chic by H.I.S                                 Homeowners Group **
  .............................................................................


   * Position added
  ** Position eliminated

T. ROWE PRICE SMALL-CAP VALUE FUND
-----------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
-----------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                             Percent of
                                                             Net Assets
                                                               12/31/96
  ---------------------------------------------------------------------
  Electro Rent                                                     1.7%
  .....................................................................
  Analogic                                                         1.7
  .....................................................................
  UICI                                                             1.5
  .....................................................................
  Seattle Filmworks                                                1.4
  .....................................................................
  CSS Industries                                                   1.3
  ---------------------------------------------------------------------
  Silicon Valley Bancshares                                        1.3
  .....................................................................
  Poe & Brown                                                      1.2
  .....................................................................
  Landauer                                                         1.1
  .....................................................................
  Commercial Federal                                               1.1
  .....................................................................
  Rival                                                            1.1
  ---------------------------------------------------------------------
  McGrath RentCorp                                                 1.1
  .....................................................................
  Sun Communities                                                  1.0
  .....................................................................
  Columbus Realty Trust                                            1.0
  .....................................................................
  PXRE                                                             1.0
  .....................................................................
  Grey Advertising                                                 0.9
  ---------------------------------------------------------------------
  Consolidated Products                                            0.9
  .....................................................................
  Saga Communications                                              0.9
  .....................................................................
  Community First Bankshares                                       0.9
  .....................................................................
  TBC                                                              0.9
  .....................................................................
  Chromcraft Revington                                             0.9
  ---------------------------------------------------------------------
  Hancock Fabrics                                                  0.9
  .....................................................................
  HS Resources                                                     0.9
  .....................................................................
  CORT Business                                                    0.9
  .....................................................................
  Suiza Foods                                                      0.9
  .....................................................................
  Puerto Rican Cement                                              0.9
  ---------------------------------------------------------------------
  Total                                                           27.4%

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

       This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


       SMALL-CAP VALUE FUND
       -------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                       Russell            Small-Cap
                                        2000                Value
                                        Index               Fund

                    6/30/88             10,000             10,000
                    12/88                9,846              9,618
                    12/89               11,447             11,357
                    12/90                9,218             10,077
                    12/91               13,462             13,521
                    12/92               15,940             16,343
                    12/93               18,949             20,151
                    12/94               18,604             19,873
                    12/95               23,897             25,693
                    12/96               27,838             32,015


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

       This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                              Since   Inception
       Periods Ended 12/31/96                1 Year   3 Years   5 Years   Inception        Date
       ------------------------------------------------------------------------------------------------
       Small-Cap Value Fund                  24.61%    16.69%    18.81%      14.67%     6/30/88
       ................................................................................................

       Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SMALL-CAP VALUE FUND

---------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
---------------------------------------------------------------------------------------------------------
                                              Year
                                             Ended
                                          12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
  NET ASSET VALUE
  Beginning of period                   $    16.53    $  13.40    $  14.68    $  12.28    $  10.37

  Investment activities
    Net investment income                     0.22        0.18        0.13        0.12        0.11
    Net realized and
    unrealized gain (loss)                    3.84        3.74       (0.35)       2.73        2.05
                                        .................................................................
    Total from
    investment activities                     4.06        3.92       (0.22)       2.85        2.16
                                        .................................................................
  Distributions
    Net investment income                    (0.23)      (0.18)      (0.14)      (0.10)      (0.10)
                                        .................................................................
    Net realized gain                        (0.80)      (0.61)      (0.92)      (0.35)      (0.15)
                                        .................................................................
    Total distributions                      (1.03)      (0.79)      (1.06)      (0.45)      (0.25)
                                        .................................................................

  NET ASSET VALUE
  End of period                         $    19.56    $  16.53    $  13.40    $  14.68    $  12.28
                                        -----------------------------------------------------------------

  Ratios/Supplemental Data

  Total return                               24.61%      29.29%      (1.38)%     23.30%      20.87%
 .........................................................................................................
  Ratio of expenses to
  average net assets                          0.94%       0.98%       0.97%       1.05%       1.25%
 .........................................................................................................
  Ratio of net investment
  income to average
  net assets                                  1.28%       1.59%       0.93%       0.91%       0.98%
 .........................................................................................................
  Portfolio turnover rate                     15.2%       18.1%       21.4%       11.8%       12.1%
 .........................................................................................................
  Average commission
  rate paid                             $    0.0552           -           -           -           -
 .........................................................................................................
  Net assets, end of period
  (in millions)                         $     1,410   $     936    $    408    $    452    $    264
 .........................................................................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996

PORTFOLIO OF INVESTMENTS                              Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       COMMON STOCKS AND WARRANTS  84.9%
       FINANCIAL  14.4%

       Bank and Trust  5.0%

       Commercial Federal                                325,000   $      15,600
       ...........................................................................
       Community First Bankshares                        455,000          12,626
       ...........................................................................
       First Bell Bancorp +                              600,000           8,025
       ...........................................................................
       First National Bank of Anchorage                    5,000           8,262
       ...........................................................................
       First Republic Bancorp *                          310,000           5,193
       ...........................................................................
       Glacier Bancorp                                   132,000           3,152
       ...........................................................................
       Guardian Bancorp *                                450,000               0
       ...........................................................................
       Guardian Bancorp, warrants, 1/1/99 *              450,000               0
       ...........................................................................
       Silicon Valley Bancshares *+                      545,000          17,644
       ...........................................................................
                                                                          70,502
                                                                   ...............
       Insurance  6.6%

       Farm Family Holdings *                            226,500           4,417
       ...........................................................................
       Financial Security Assurance Holdings             150,000           4,931
       ...........................................................................
       MAIC Holdings *                                   246,529           8,351
       ...........................................................................
       Markel *                                           55,000           4,977
       ...........................................................................
       NYMAGIC                                           500,000           9,000
       ...........................................................................
       Poe & Brown +                                     650,000          17,469
       ...........................................................................
       Presidential Life                                 500,000           6,062
       ...........................................................................
       PXRE +                                            542,300          13,422
       ...........................................................................
       Sphere Drake Holdings                             300,000           2,663
       ...........................................................................
       UICI *                                            640,000          20,680
       ...........................................................................
                                                                          91,972
                                                                   ...............
       Financial Services  2.8%

       Allied Capital Commercial                         500,000          11,563
       ...........................................................................
       Allied Capital II                                 210,000           4,436
       ...........................................................................
       Allied Capital Lending                            131,000           1,981
       ...........................................................................
       BHC Financial                                     275,000           4,383
       ...........................................................................
       Medallion Financial                               207,000           3,131
       ...........................................................................
       Quick & Reilly                                    138,750           4,145
       ...........................................................................
       Sirrom Capital                                    275,000           9,969
       ...........................................................................
                                                                          39,608
                                                                   ...............
       Total Financial                                                   202,082
                                                                   ...............

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       CONSUMER NONDURABLES  10.1%

       Beverages  0.2%

       Chalone Wine Group *++                           175,000   $       2,056
       .........................................................................
       Chalone Wine Group, warrants, 7/19/98 *++        142,857             509
       .........................................................................
                                                                          2,565
                                                                  ..............
       Food Processing  1.3%
       Suiza Foods *+ ++                                625,000          12,024
       .........................................................................
       Sylvan *+                                        530,000           6,857
       .........................................................................
                                                                         18,881
                                                                  ..............
       Hospital Supplies/Hospital Management  2.5%
       Allied Healthcare Products +                     526,000           3,879
       .........................................................................
       IGEN *                                           200,000           1,025
       .........................................................................
       Landauer +                                       650,000          15,925
       .........................................................................
       Lunar *                                          100,000           3,462
       .........................................................................
       Owens & Minor                                    400,000           4,100
       .........................................................................
       Safeguard Health *+                              385,000           6,786
       .........................................................................
                                                                         35,177
                                                                  ..............
       Pharmaceuticals  0.8%
       Bone Care International *+                       325,000           2,519
       .........................................................................
       COR Therapeutics *                               288,200           2,864
       .........................................................................
       Nexstar Pharmaceuticals *                         65,900             976
       .........................................................................
       Quidel *+                                      1,100,000           4,916
       .........................................................................
                                                                         11,275
                                                                  ..............
       Biotechnology  0.3%
       Cell Genesys *                                   400,000           3,625
       .........................................................................
                                                                          3,625
                                                                  ..............
       Miscellaneous Consumer Products  5.0%
       Applied Extrusion Technologies *+                850,000           8,819
       .........................................................................
       Boston Acoustics                                 220,000           3,809
       .........................................................................
       BWAY *+                                          477,500           9,132
       .........................................................................
       Chic by H.I.S *+                                 700,000           3,325
       .........................................................................
       Culp                                             565,000           8,616
       .........................................................................
       ERO *                                            500,000           4,312
       .........................................................................
       Fab Industries +                                 303,800           8,354
       .........................................................................
       Horace Small Apparel ADR *                       225,000           1,533
       .........................................................................
       Martin Industries                                400,000           2,750
       .........................................................................

T. ROWE PRICE SMALL-CAP VALUE FUND
------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       Rival +                                           612,500   $      15,045
       ..........................................................................
       Superior Surgical Mfg.                            380,000           5,130
       ..........................................................................
                                                                          70,825
                                                                   ..............
       Total Consumer Nondurables                                        142,348
                                                                   ..............

       CONSUMER SERVICES  10.7%

       General Merchandisers  0.3%

       Fred's (Class A)                                  420,000           3,675
       ..........................................................................
                                                                           3,675
                                                                   ..............
       Specialty Merchandisers  4.4%

       CompuCom Systems *                                325,000           3,473
       ..........................................................................
       CSS Industries *+                                 699,000          18,174
       ..........................................................................
       Designs *                                         400,000           2,263
       ..........................................................................
       Frederick's of Hollywood (Class A)                102,600             423
       ..........................................................................
       Frederick's of Hollywood (Class B)                265,000           1,093
       ..........................................................................
       Genovese Drug Stores (Class A) +                  308,630           4,784
       ..........................................................................
       Hancock Fabrics +                               1,200,000          12,450
       ..........................................................................
       Haverty Furniture +                               450,000           5,203
       ..........................................................................
       Pacific Sunwear *                                 150,000           3,853
       ..........................................................................
       Roberds *                                         140,000           1,173
       ..........................................................................
       S & K Famous Brands *+                            425,000           4,037
       ..........................................................................
       Stein Mart *                                      275,000           5,500
       ..........................................................................
                                                                          62,426
                                                                   ..............
       Entertainment and Leisure  3.4%

       Bowl America (Class A)                             12,600              83
       ..........................................................................
       Carmike Cinemas (Class A)                         300,000           7,613
       ..........................................................................
       Consolidated Products *                           664,989          12,967
       ..........................................................................
       Fresh Choice *+                                   525,000           2,166
       ..........................................................................
       Longhorn Steaks *                                 150,000           2,850
       ..........................................................................
       Seattle Filmworks *+                              950,000          19,178
       ..........................................................................
       Uno Restaurant *                                  506,800           3,358
       ..........................................................................
                                                                          48,215
                                                                   ..............
       Media and Communications  2.6%
       Courier +                                         130,000           1,982
       ..........................................................................
       EZ Communications *                               125,000           4,516
       ..........................................................................
       Grey Advertising                                   51,865          13,122
       ..........................................................................

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       Price Communications *+                           500,000   $       4,344
       ..........................................................................
       Saga Communications (Class A) *                   656,250          12,797
       ..........................................................................
                                                                          36,761
                                                                   ..............
       Total Consumer Services                                           151,077
                                                                   ..............
       CONSUMER CYCLICALS  8.4%

       Automobiles and Related  1.9%

       Littelfuse *                                       45,000           2,171
       ..........................................................................
       Myers Industries                                  250,000           4,219
       ..........................................................................
       R & B *                                           350,000           2,625
       ..........................................................................
       Republic Automotive Parts *+                      275,000           4,606
       ..........................................................................
       Republic Automotive Parts *+ ++                    25,500             342
       ..........................................................................
       TBC *+                                          1,650,000          12,581
       ..........................................................................
                                                                          26,544
                                                                   ..............
       Building and Real Estate  5.0%

       Columbus Realty Trust, REIT +                     602,000          13,695
       ..........................................................................
       Glenborough Realty Trust, REIT                    350,000           6,169
       ..........................................................................
       Innkeepers USA, REIT +                            700,000           9,713
       ..........................................................................
       National Health Investors, REIT                   225,000           8,522
       ..........................................................................
       Skyline, REIT                                     335,000           8,291
       ..........................................................................
       South West Property Trust, REIT                   597,500          10,083
       ..........................................................................
       Sun Communities, REIT                             400,000          13,800
       ..........................................................................
                                                                          70,273
                                                                   ..............
       Miscellaneous Consumer Durables  1.5%

       Chromcraft Revington *+                           450,000          12,488
       ..........................................................................
       Ellett Brothers +                                 300,000           1,575
       ..........................................................................
       Juno Lighting                                     270,000           4,286
       ..........................................................................
       Stanley Furniture *                               175,000           3,434
       ..........................................................................
                                                                          21,783
                                                                   ..............
       Total Consumer Cyclicals                                          118,600
                                                                   ..............
       TECHNOLOGY  6.2%

       Electronic Components  2.0%

       Analogic +                                        709,000          23,486
       ..........................................................................
       Badger Meter +                                     61,000           2,341
       ..........................................................................
       Pioneer-Standard Electronics                      171,100           2,213
       ..........................................................................
                                                                          28,040
                                                                   ..............

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       Electronic Systems  0.4%
       BEI Electronics                                    75,000   $         806
       ..........................................................................
       CEM *+                                            307,500           2,537
       ..........................................................................
       Instron                                           200,000           2,550
       ..........................................................................
                                                                           5,893
                                                                   ..............
       Information Processing  0.7%
       DH Technology *+                                  432,400          10,188
       ..........................................................................
                                                                          10,188
                                                                   ..............
       Telecommunications  0.5%
       Digital Systems *                                 300,000           4,744
       ..........................................................................
       Syntellect *                                      500,000           2,094
       ..........................................................................
                                                                           6,838
                                                                   ..............
       Aerospace and Defense  2.6%
       COMARCO *+                                        294,400           5,318
       ..........................................................................
       Nichols Research *                                255,000           6,534
       ..........................................................................
       Raven Industries +                                370,000           8,256
       ..........................................................................
       Tech-Sym *                                        200,000           5,950
       ..........................................................................
       Woodward Governor                                  80,000          10,640
       ..........................................................................
                                                                          36,698
                                                                   ..............
       Total Technology                                                   87,657
                                                                   ..............

       CAPITAL EQUIPMENT  2.8%

       Electrical Equipment  1.1%
       Holophane *                                       525,000          10,106
       ..........................................................................
       Thomas Industries                                 250,000           5,219
       ..........................................................................
                                                                          15,325
                                                                   ..............
       Machinery  1.7%
       Alamo Group +                                     600,000          10,275
       ..........................................................................
       Farrel                                            268,000             704
       ..........................................................................
       K-Tron *+                                         250,000           2,688
       ..........................................................................
       Scotsman Industries                               300,000           7,087
       ..........................................................................
       Versa Technologies +                              300,000           3,862
       ..........................................................................
                                                                          24,616
                                                                   ..............
       Total Capital Equipment                                            39,941
                                                                   ..............

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands
       BUSINESS SERVICES AND
       TRANSPORTATION  15.5%

       Computer Service and Software  2.5%

       Analysts International                            400,000   $      11,100
       ..........................................................................
       Keane *                                           360,000          11,430
       ..........................................................................
       State of the Art *                                285,000           3,580
       ..........................................................................
       Systems & Computer Technology *                   225,000           3,656
       ..........................................................................
       VMARK Software *+                                 650,000           4,875
       ..........................................................................
                                                                          34,641
                                                                   ..............
       Distribution Services  1.4%

       Allou Health & Beauty *                           450,000           3,009
       ..........................................................................
       JP Foodservice *                                  172,500           4,809
       ..........................................................................
       Richardson Electronics                            500,000           4,125
       ..........................................................................
       Sullivan Dental Products                          250,000           3,234
       ..........................................................................
       VWR *                                             262,000           4,520
       ..........................................................................
                                                                          19,697
                                                                   ..............
       Environmental  0.8%

       BHA Group (Class A) +                             473,000           7,745
       ..........................................................................
       EMCON *+                                          600,000           2,175
       ..........................................................................
       Fluor Daniel / GTI *                               58,651             473
       ..........................................................................
       TRC *                                             325,000           1,463
       ..........................................................................
                                                                          11,856
                                                                   ..............
       Transportation Services  1.8%

       Builders Transport *+                             445,000           1,210
       ..........................................................................
       Frozen Food Express                               235,000           2,115
       ..........................................................................
       International Shipholding +                       580,000          10,730
       ..........................................................................
       KLLM Transport *                                  150,000           1,519
       ..........................................................................
       M.S. Carriers *                                   300,000           4,894
       ..........................................................................
       Midwest Express Holdings *                        132,900           4,784
       ..........................................................................
                                                                          25,252
                                                                   ..............
       Miscellaneous Business Services  9.0%

       Aaron Rents (Class B)                             437,000           5,135
       ..........................................................................
       AMRESCO *                                         350,000           9,319
       ..........................................................................
       Business Resource Group *+                        380,000           2,066
       ..........................................................................
       CORT Business *                                   600,000          12,375
       ..........................................................................
       Electro Rent *+                                 1,000,000          24,500
       ..........................................................................
       Insituform Technologies (Class A) *               700,000           5,250
       ..........................................................................

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------


                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Leasing Solutions *                                                 320,000   $       8,320
       .............................................................................................
       McGrath RentCorp +                                                  587,200          14,900
       .............................................................................................
       Mine Safety Appliances                                              100,600           5,483
       .............................................................................................
       MYR Group +                                                         260,000           3,347
       .............................................................................................
       Right Management Consultants *+                                     375,000           8,578
       .............................................................................................
       Sealright +                                                         641,000           6,851
       .............................................................................................
       Tab Products +                                                      400,000           3,550
       .............................................................................................
       UniFirst                                                            281,500           5,982
       .............................................................................................
       Unitog                                                              435,000          11,826
       .............................................................................................
                                                                                           127,482
                                                                                     ...............
       Total Business Services and Transportation                                          218,928
                                                                                     ...............
       ENERGY  3.4%

       Energy Services  1.0%
       Newpark Resources *                                                  80,000           2,980
       .............................................................................................
       Offshore Logistics *                                                425,000           8,287
       .............................................................................................
       Pitt-DesMoines                                                       63,800           2,656
       .............................................................................................
                                                                                            13,923
                                                                                     ...............
       Exploration and Production  1.6%

       Devon Energy                                                        130,800           4,545
       .............................................................................................
       Flores & Rucks *                                                    100,000           5,325
       .............................................................................................
       HS Resources *+                                                     750,000          12,375
       .............................................................................................
                                                                                            22,245
                                                                                     ...............
       Gas Transmission  0.8%
       Atrion +                                                            275,400           4,441
       .............................................................................................
       TPC *                                                               750,000           6,750
       .............................................................................................
                                                                                            11,191
                                                                                     ...............
       Total Energy                                                                         47,359
                                                                                     ...............

       PROCESS INDUSTRIES  4.7%

       Diversified Chemicals  0.7%

       Aceto +                                                             400,000           5,625
       .............................................................................................
       LeaRonal                                                            166,900           3,839
       .............................................................................................
                                                                                             9,464
                                                                                     ...............

       Specialty Chemicals  1.9%

       Furon +                                                             550,000          11,687
       .............................................................................................
       Hauser Chemical Research *+                                         600,000           3,469
       .............................................................................................

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                         Shares/Par          Value
----------------------------------------------------------------------------------------------------
                                                                                     In thousands
       Sybron Chemical *+                                                  450,000   $       7,200
       .............................................................................................
       Synalloy                                                            279,000           4,499
       .............................................................................................
                                                                                            26,855
                                                                                     ...............
       Paper and Paper Products  0.7%
       Mosinee Paper                                                       300,000          10,613
       .............................................................................................
                                                                                            10,613
                                                                                     ...............
       Building and Construction  1.4%

       Giant Cement *                                                      455,000           7,251
       .............................................................................................
       Puerto Rican Cement +                                               383,900          11,997
       .............................................................................................
                                                                                            19,248
                                                                                     ...............
       Total Process Industries                                                             66,180
                                                                                     ...............

       BASIC MATERIALS  4.8%

       Metals  2.7%

       Cold Metal Products *+                                              524,700           3,214
       .............................................................................................
       Gibraltor Steel *                                                   428,700          11,146
       .............................................................................................
       Lone Star Technologies *                                            354,000           5,974
       .............................................................................................
       Material Sciences *                                                 350,000           6,300
       .............................................................................................
       Sinter Metals (Class A) *+                                          275,000           8,181
       .............................................................................................
       Steel Technologies                                                  285,000           3,812
       .............................................................................................
                                                                                            38,627
                                                                                     ...............

       Mining  1.0%

       Dayton Mining *                                                   1,600,000          10,700
       .............................................................................................
       Highlands Gold (AUD) *                                              377,280             222
       .............................................................................................
       Rand Gold (ZAR) *                                                   125,000             848
       .............................................................................................
       TVX Gold *                                                          350,000           2,713
       .............................................................................................
                                                                                            14,483
                                                                                     ...............
       Miscellaneous Materials  1.1%

       Oil-Dri +                                                           414,300           6,214
       .............................................................................................
       Penn Virginia                                                       111,600           5,273
       .............................................................................................
       Synthetic Industries *                                              200,000           3,200
       .............................................................................................
                                                                                            14,687
                                                                                     ...............
       Total Basic Materials                                                                67,797
                                                                                     ...............

T. ROWE PRICE SMALL-CAP VALUE FUND

---------------------------------------------------------------------------------------------------

                                                                           Shares/Par       Value
---------------------------------------------------------------------------------------------------
                                                                                       In thousands
       INVESTMENT COMPANIES  0.5%

       First Financial Fund                                                429,690     $     6,607
       ............................................................................................
       Total Investment Companies                                                            6,607
                                                                                       ............
       Miscellaneous Common Stocks  3.4%                                                    47,702
                                                                                       ............
       Total Common Stocks and Warrants (Cost  $860,793)                                 1,196,278
                                                                                       ............

       PREFERRED STOCKS  0.3%

       Prime Retail, Cum., 10.50%, Series A, REIT                          180,000           4,410
       ............................................................................................
       Total Preferred Stocks (Cost  $3,454)                                                 4,410
                                                                                       ............

       CONVERTIBLE PREFERRED STOCKS 1.3%

       Cross Timbers Oil, Series A                                         344,200          10,412
       ............................................................................................
       Prime Retail, 8.50%, Series B, REIT                                 300,000           6,600
       ............................................................................................
       Redwood Empire Bancorp, Noncum., 7.875%, Series A                   114,000           1,226
       ............................................................................................
       Total Convertible Preferred Stocks (Cost $12,739)                                    18,238
                                                                                       ............

       CORPORATE BONDS  0.1%

       Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06                    2,000,000           2,145
       ............................................................................................
       Total Corporate Bonds (Cost $2,032)                                                   2,145
                                                                                       ............

       CONVERTIBLE BONDS  0.9%

       Builders Transport, Sub. Deb
               6.50%, 5/1/11 +                                             330,000             172
       ............................................................................................
               8.00%, 8/15/05 +                                          1,700,000             977
       ............................................................................................
       First Republic Bancorp, Sub. Deb.
                7.25%, 12/1/02                                           4,000,000           4,933
       ............................................................................................
       Glycomed, Sub. Deb., 7.50%, 1/1/03                                2,000,000           1,750
       ............................................................................................
       Offshore Logistics, Sub. Notes, (144a), 6.00%, 12/15/03           3,000,000           3,153
       ............................................................................................
       PerSeptive Biosystems, Sub. Deb., (144a), 8.25%, 8/15/01          2,000,000           1,350
       ............................................................................................
       Total Convertible Bonds (Cost $11,865)                                               12,335
                                                                                       ............

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                      In thousands
       SHORT-TERM INVESTMENTS  12.5%

       Certificates of Deposit  1.4%
       Bayerische Hypotheken und Wechsel, (London)
                5.62%, 2/27/97                                          10,000,000     $    10,000
       .............................................................................................
       Deutsche Bank, 5.50%, 1/6/97                                     10,000,000          10,000
       .............................................................................................
                                                                                            20,000
                                                                                       .............

       Commercial Paper  10.5%

       Beta Finance, 4(2), 5.32 - 5.34%, 1/7 - 2/21/97                  12,000,000          11,976
       .............................................................................................
       BHF Finance (Delaware), 5.30 - 5.37%, 4/11/97                    15,000,000          14,778
       .............................................................................................
       BMW U.S. Capital, 5.31%, 2/19/97                                  4,600,000           4,567
       .............................................................................................
       Caisse des Depots et Consignations, 4(2), 5.40%, 1/9/97          11,000,000          10,987
       .............................................................................................
       Cregem North America, 5.45%, 1/10/97                             10,000,000           9,986
       .............................................................................................
       CS First Boston Group, 5.50%, 2/26/97                             5,000,000           4,957
       .............................................................................................
       Investments in Commercial Paper through a joint account
                6.75 - 7.10%, 1/2/97                                    12,778,530          12,776
       .............................................................................................
       Island Finance Puerto Rico, 5.32 - 5.57%, 1/7 - 2/25/97          15,000,000          14,949
       .............................................................................................
       Korea Development Bank, 5.32 - 5.59%, 2/13/97                    15,000,000          14,903
       .............................................................................................
       Merrill Lynch & Co., 5.34%, 1/13/97                              10,000,000           9,982
       .............................................................................................
       Nordbanken North America, 5.40%, 2/10/97                         10,000,000           9,940
       .............................................................................................
       Preferred Receivables Funding, 5.35 - 5.65%
               1/8 - 1/13/97                                            19,000,000          18,973
       .............................................................................................
       Unifunding, 5.44%, 1/6/97                                        10,000,000           9,993
       .............................................................................................
                                                                                           148,767
                                                                                       .............

       Medium-Term Notes  0.5%

       Morgan Stanley Group, Eurodollar, VR, 5.656%, 1/31/97             7,000,000           7,002
       .............................................................................................
                                                                                             7,002
                                                                                       .............
       U.S. Government Obligations  0.1%

       U.S. Treasury Bills, 5.085%, 4/3/97                               1,000,000             987
       .............................................................................................
                                                                                               987
                                                                                       .............
       Total Short-Term Investments (Cost  $176,756)                                       176,756
                                                                                       .............

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                                                                              In thousands
 Total Investments in Securities
 100.0% of Net Assets (Cost $1,067,639)                                                        $ 1,410,162

 Futures Contracts
 In thousands
                                                               Contract         Unrealized
                                                 Expiration    Value            Gain (Loss)
                                                 ----------    ----------       -----------
 Long, 40 Russell 2000 Stock Index
 contracts, $1,000,000 of U.S. Treasury Bill
 pledged as initial margin                        3/97         $       7,255    $        57

 Net payments (receipts) of variation
 margin to date                                                                        (114)
                                                                              ..............
 Variation margin receivable
 (payable) on open futures contracts                                                                     (57)

 Other Assets Less Liabilities                                                                          (276)
                                                                                               ..............

 NET ASSETS                                                                                    $   1,409,829
                                                                                               --------------

     *  Non-income producing
     +  Affiliated company
    ++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 1.06% of net assets.
  REIT  Real Estate Investment Trust
    VR  Variable Rate
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.32% of net assets.
   AUD  Australian dollar
   ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                             December 31, 1996

 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
 In thousands
        Assets
         Investments in securities, at value
             Affiliated companies (cost $415,260)                    $     532,532
             Other companies (cost $652,379)                               877,630
                                                                     ..............
             Total investments in securities                             1,410,162
         Other assets                                                        9,249
                                                                     ..............
         Total assets                                                    1,419,411
                                                                     ..............

        Liabilities
         Total liabilities                                                    9,582
                                                                      ..............
        NET ASSETS                                                    $   1,409,829
                                                                      --------------
        Net Assets Consist of:
         Accumulated net investment income - net of distributions     $          40
         Accumulated net realized gain/loss - net of distributions           19,156
         Net unrealized gain (loss)                                         342,577
         Paid-in-capital applicable to 72,073,583 shares of
         $0.01 par value capital stock outstanding;
         1,000,000,000 shares authorized                                  1,048,056
                                                                      ..............
        NET ASSETS                                                    $   1,409,829
                                                                      --------------
        NET ASSET VALUE PER SHARE                                     $       19.56
                                                                      --------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
In thousands

                                                                                       Year
                                                                                      Ended
                                                                                   12/31/96
  Investment Income

  Income

    Dividend (including $6,640 from affiliated companies)                     $      15,486
    Interest (including $133 from affiliated companies)                              11,216
                                                                              ...............
    Total income                                                                     26,702
                                                                              ...............

  Expenses
    Investment management                                                             8,187
    Shareholder servicing                                                             2,498
    Registration                                                                        304
    Custody and accounting                                                              169
    Prospectus and shareholder reports                                                  147
    Legal and audit                                                                      23
    Directors                                                                            18
    Miscellaneous                                                                        16
                                                                              ...............
    Total expenses                                                                   11,362
                                                                              ...............
  Net investment income                                                              15,340
                                                                              ...............

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on
    Securities (including $16,207 from affiliated companies)                         60,163
    Futures                                                                           1,481
    Foreign currency transactions                                                       (39)
                                                                              ...............
    Net realized gain (loss)                                                         61,605
                                                                              ...............

  Change in net unrealized gain or loss on
    Securities (including $83,295 from affiliated companies)                        188,740
    Futures                                                                             (77)
    Other assets and liabilities
    denominated in foreign currencies                                                   (10)
                                                                              ...............
    Change in net unrealized gain or loss                                           188,653
                                                                              ...............
  Net realized and unrealized gain (loss)                                           250,258
                                                                              ...............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                                      $     265,598
                                                                              ---------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands


                                                                      Year
                                                                     Ended
                                                                  12/31/96         12/31/95
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                     $     15,340     $      9,843
    Net realized gain (loss)                                        61,605           39,731
    Change in net unrealized gain or loss                          188,653           98,996
                                                              ...............................
    Increase (decrease) in net assets from operations              265,598          148,570
                                                              ...............................

  Distributions to shareholders

    Net investment income                                          (15,749)          (9,636)
    Net realized gain                                              (54,759)         (32,664)
                                                              ...............................
    Decrease in net assets from distributions                      (70,508)         (42,300)
                                                              ...............................

  Capital share transactions *
    Shares sold                                                    467,160          500,883
    Distributions reinvested                                        67,615           40,668
    Shares redeemed                                               (256,974)        (119,922)
    Redemption fees received                                           513               94
                                                              ...............................
    Increase (decrease) in net assets from capital
    share transactions                                             278,314          421,723
                                                              ...............................

  Net Assets
  Increase (decrease) during period                                473,404          527,993
  Beginning of period                                              936,425          408,432
                                                              ...............................

  End of period                                               $  1,409,829     $    936,425
                                                              -------------------------------

* Share information
    Shares sold                                                     26,142           31,422
    Distributions reinvested                                         3,482            2,474
    Shares redeemed                                                (14,216)          (7,705)
                                                              ...............................
    Increase (decrease) in shares outstanding                       15,408           26,191


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
                                                              December 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1988.

    Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

    Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value. Financial futures contracts are valued at closing settlement prices.

    For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

    Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of

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    changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

    Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

    Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Liabilities, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

    Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

    Futures Contracts At December 31, 1996, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

    Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

    Other Purchases and sales of portfolio securities, other than short-term, aggregated $388,491,000 and $155,099,000, respectively, for the year ended December 31, 1996.

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T. ROWE PRICE SMALL-CAP VALUE FUND
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NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

    At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,067,639,000, and net unrealized gain aggregated $342,523,000, of which $378,811,000 related to appreciated investments and $36,288,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

    The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $790,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

    In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,154,000 for the year ended December 31, 1996, of which $218,000 was payable at period-end.

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T. ROWE PRICE SMALL-CAP VALUE FUND
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 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Small-Cap Value Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of
    T. Rowe Price Small-Cap Value Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
    T. Rowe Price Small-Cap Value Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND L.L.P.
    Baltimore, Maryland
    January 20, 1997

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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


    INVESTMENT SERVICES AND INFORMATION


    KNOWLEDGEABLE SERVICE REPRESENTATIVES

         By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

         In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

    AUTOMATED 24-HOUR SERVICES

         Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

         T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.


    ACCOUNT SERVICES

         Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

         Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

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


T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



         Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

         Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


    DISCOUNT BROKERAGE*

         Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

         To Open an Account Call a shareholder service representative for more information.


    INVESTMENT INFORMATION

         Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

         Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

         T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

         Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

         Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

         Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.


         *A division of T. Rowe Price Investment Services, Inc. Member
          NASD/SIPC.

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

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:
1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized
for distribution only to
shareholders and to others
who have received a copy of
the prospectus of the T. Rowe
Price Small-Cap Value Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607




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T. Rowe Price Investment Services, Inc., Distributor          RPRTSCV  12/31/96